SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            15-Oct-01

CWABS, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 26, 2001, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2001-A)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                 333-38686-05          95-4596514
(State or Other          (Commission          (I.R.S. Employer
Jurisdiction of          File Number)         Identification
Incorporation)                                Number)



4500 Park Granada, Calabasas, CA   91302
(Address of Principal              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:       818-225-3240

Item 5.  Other Events

On  15-Oct-01   a scheduled distribution was made from the
    trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Oct-01   The Monthly Report is filed pursuant to and
    in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
              Date:
              Amount:

C.  Item 1: Legal Proceedings:     NONE

D.  Item 2: Changes in Securities: NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated             15-Oct-01

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2001-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        15-Oct-01

              Beginning
              Certificate
    Class     Balance(1)           Principal              Interest
    Note      403,780,226.55       10,577,486.43          1,170,626.17

                                                          Ending
                                                          Certificate
    Class     Cusip                Losses                 Balance
    Note      126671LS3                  0.00             393,202,740.12

          AMOUNTS PER $1,000 UNIT


    Class     Principal            Interest               Total
    Note      22.99453572           2.54483950             25.53937522


              Ending                                      Current
              Certificate                                 Pass-Through
    Class     Balance                  Losses             Interest Rate
    Note      854.78856548               0.00                 3.72750%


Investor Certificate Rates based on a LIBOR of:               3.48750%


Distribution D  15-Oct-01

    Distribution Statement
    Sale and Servicing Agreement dated Feb 26, 2001


(i) Investor Floating Allocation Percentage      99.15703%

(ii)Investor Certificate Distribution Amount  11,748,112.60

(iiiInvestor Certificate Interest             1,170,626.17

(iv)Unpaid Investor Cert Int Shortfall paid          0.00
Per $1000 of Original Investor Cert Prin Bal     0.000000

(v) Remaining Unpaid Investor Cert Int Sfall         0.00
Per $1000 of Original Investor Cert Prin Bal     0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal      19,831.41
Investor Loss Reduction Amounts paid as prin         0.00
    Accelerated Principal Distribution Amount        0.00
    Scheduled Principal Distribution Amount   10,557,655.02
    Guaranteed Principal Distribution Amount         0.00
    Total Principal Distributed               10,577,486.43

(viiUnreimbursed Investor Loss Reduction Amnts       0.00
Per $1000 of Original Investor Cert Prin Bal     0.0000000

(ix)Basis Risk Carryforward Distributed              0.00

(x) Basis Risk Carryforward Remaining                0.00

(xi)Servicing Fee                              169,672.05

(xii)
    Invested Amount (before distributions)    403,780,226.55
    Invested Amount (after distributions)     393,202,740.12
Investor Cert Prin Bal (after distributions)  393,202,740.12
    Loan Group Factor                            0.8591006

(xii Asset Balance of Mortgage Loans          396,635,254.94


(xivCredit Enhancement Draw Amount                   0.00

(xv)Delinquency Information

                           Count     Balance  % of Group Bal
30-59 days                      36 1,445,043.7   0.364326%
60-89 days                      10 358,764.76    0.090452%
90 or more days                 14 1,086,068.6   0.273821%
Total                           60 2,889,877.2   0.728598%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

(xviForeclosure and REO Information


                           Count     Balance  % of Group Bal
    Foreclosure                  2  23,500.00    0.005925%
       REO                       0       0.00    0.000000%
      Total                      2  23,500.00    0.005925%


(xviOptional Serv Adv (Cur Collection Period)        0.00
    Optional Servicer Advances (Outstanding)         0.00

(xviInvestor Certificate Rate                     3.72750%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                               0
    Principal Balance                                0.00

(xx)Subordinated Transferor Collections       3,432,683.41

(xxiOvercollateralization Step-Down Amount           0.00

(xxii)
    Available Transferor Subordinated Amount  3,432,683.41
    Required Transferor Subordinated Amount          3,432,683.41
    Transferor Interest Collections                       22,524.47
    Transferor Principal Collections                 6,544,896.68


Other information

    Transferor Principal Balance (Beginning)         3,432,683.41
    Transferor Principal Balance (Ending)            3,432,514.82
    Fixed Allocation Percentage                     99.25%
    Periods until Step-Down Remittance Date                           24

    Mortgage Loans Payment Summary
    Interest Received                         2,841,708.00
Net Liquidation Proceeds (Allocable to Int)          0.00
Insurance Proceeds (Allocable to Interest)           0.00
Servicer Optional Advance (Allocable to Int)         0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)        0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)        0.00
    Residual Advance                                 0.00
    Total Interest                            2,841,708.00
    Investor Interest Collections             2,649,511.48
    Begining Balance                          407,212,909.96
    Principal Collections                     17,102,551.70
    Net Liquidation Proceeds (Alloc. to Princi       0.00
    Insurance Proceeds (Alloc. to Principal)         0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to P       0.00
    Purchase Price (90+ D Delinq) (Alloc. to P       0.00
    Loans Removed by Servicer Sect. 2.06             0.00
    Transfer Deposit Amount per Sect. 2.02 (a)       0.00
    Total Principal                           17,102,551.70

    Additional Balances            6,544,896.68
    Ending Principal Balance       396,635,254.94
    Total Collections              19,774,587.65
    Alternative Principal Payment  10,557,655.02

      Loans Average Daily Balance             406,388,471.46


    Weighted Average Loan Rate                     8.4339%
    Weighted Average Net Loan Rate                 7.7639%
    Maximum Rate                                   7.6575%
    Excess Interest                           1,403,350.18

Loan Modification Summary                       Current
Loans with Senior Lien Bal Mod (CLTV less than  36,919.19
Loans with Senior Lien Bal Mod (CLTV more than 182,938.11
Loans with Credit Limit Modification                 0.00
Loans with Gross Margin Modification                 0.00

Loan Modification Summary                      Cumulative % of Initial
Loans with Senior Lien Bal Mod (CLTV less than1,208,979.44       0.26%
Loans with Senior Lien Bal Mod (CLTV more than1,704,669.32       0.37%
Loans with Credit Limit Modification            29,766.00        0.01%
Loans with Gross Margin Modification                 0.00        0.00%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall         0.00
    AMBAC Surety Bond in force?                   YES
    Credit Enhancement Draw Amount                   0.00
    Guaranteed Principal Distribution Amount         0.00
    Guaranteed Distribution                   1,170,626.17
    Credit Enhancement Premium                  55,703.72

    Beginning O/C Amount                             0.00
    Ending O/C Amount                                0.00
    End O/C Amt (% of Orig Pool Balance)           0.0000%

    Liquidation Loss Amount (Current Period)    20,000.00
    Liquidation Loss Amount (Cumulative)        20,000.00

    Cumulative Loss Step-Up Percentage               0.00%
Rolling Six Month Delinquency Test Violated?       NO
    Monthly Delinquency Rate                       0.3606%
    Rolling Six Month Delinquency Rate             0.2239%
    Spread Rate                                    4.0364%
    Excess Spread Rate                             4.0314%
    Rolling three month Excess Spread Percenta     3.8184%
    Required Subordinated Percentage                 1.50%
Balance used for Required Subordinated Amount Initial Bal
    Initial Subordinated Amount               ($2,308,878.06)
    Can Required Transferor Sub Amt be Reduced     NO
    Has a Rapid Amortization Event occurred?       NO
    Cause of Rapid Amortization Event.             NA
    Has an Event of Servicing Termination occu     NO
    Cause of Event of Servicing Termination.       NA

    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CWABS, INC.

                         By: /s/ Barbara Grosse
                         Name:  Barbara Grosse
                         Title: Vice President
                         Bank One

Date  10/15/01